MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.






FUND LOGO






Annual Report

May 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998




DEAR SHAREHOLDER

Economic Environment
The US economy continued to expand at an above-trend pace for the three months ended May 31, 1998. Despite declining export growth and a relatively high real interest rate environment, gross domestic product (GDP) rose 5.4% in the first quarter of 1998, marking the sixth consecutive quarter that the annualized growth rate of GDP has exceeded 3.0%. Consumer spending, which has more than offset the trade drag resulting from the Asian economic crisis, rose 6.1% in the first quarter and has been largely responsible for the strong showing of the US economy. Nonetheless, despite continued overall economic strength, the Federal Reserve Board refrained from raising interest rates during the May quarter.

Two fundamental catalysts contributing to the surge in consumer spending have been the strength of the job market and the strength of the US equity market. With an average gain of 245,000 new jobs per month through the first five months of 1998, employment growth in the United States remains strong. As a result, the unemployment rate has fallen to a 28-year low of 4.3%. More important, labor costs continue to trend upward. Average hourly earnings rose 4.3% over the 12 months ended May 31, 1998, the highest year-over-year pace in the current economic expansion and well above the current rate of inflation. Consumer spending has also been influenced by the strength of the US stock market. In the three years since December 1994, the overall net wealth of US households has risen 38% in response to the climb of equity prices. As a result, US households are spending more and saving less of their personal income, while still seeing their overall net wealth increase.

The strength of consumer demand has carried over to other sectors of the economy as well. Reflecting a confluence of favorable factors (low mortgage rates, strong income growth and high consumer confidence), housing remains exceptionally strong. New housing starts rose to an annualized 1.58 million-unit rate in the first quarter of 1998, the fastest pace in ten years. In addition, both new and existing home sales are currently at or near record levels. Despite rising wage growth and strong domestic demand, the lack of corporate pricing power has kept inflation subdued. During the 12-month period ended May 31, 1998, the consumer price index rose just 1.5%, while the producer price index fell 1.2%.

Although the Asian currency crisis is likely to continue to hamper export growth and act as a drag on GDP, we do not expect consumer spending to slow significantly in the second half of 1998, barring a major stock market correction. Since domestic demand accounts for nearly two-thirds of GDP, we expect economic growth to remain moderately strong through-out 1998. Meanwhile, should labor markets tighten further, the current benign inflationary environment could be threatened by escalating wage pressures. Consequently, we believe that the risk of a tightening in monetary policy by the Federal Reserve Board has increased and that interest rates could rise in the near term.

Fiscal Year in Review
A difficult market environment marked the Fund's fiscal year ended May 31, 1998. Declining interest rates coupled with a flattening of the US Treasury yield curve prompted a substantial rise in prepayments of adjustable rate mortgage securities (ARMS). Since most ARMS trade at premium prices, high prepayments have a negative effect on the yield of ARMS. As a result, ARMS yield spreads widened, and prices declined to compensate for the increase in prepayments.

As of the close of the 12-month period ended May 31, 1998, the one-year US Treasury bill fell 35 basis points (0.35%) to 5.41% while the 30-year Treasury bond fell 111 basis points to 5.80%. Four primary factors contributed to the change in the interest rate environment during the year. First, as the rate of inflation decelerated, investors became more comfortable with the prospect of a continued low-inflation environment and pushed interest rates down accordingly. Second, the effects of the Asian economic crisis prompted a flight to quality toward the US financial markets, causing bond market yields to move lower. Third, the robust US economy brought unanticipated excess revenue to the Federal Government in the form of additional tax receipts. As a result, it is expected that the Federal Government will post a budget surplus in 1998, the first such surplus in 29 years. Consequently, it is anticipated that the US Treasury will need to issue fewer securities resulting in a technical supply and demand situation, which has exerted a downward influence on interest rates. Finally, since Federal Reserve Board monetary policy remained unchanged, short-term interest rates essentially remained stable as investors pegged short-term interest rates to the Federal Reserve Board policy directive. Hence, as long-term interest rates declined, short-term and long-term Treasury rates narrowed, causing the US Treasury yield curve to flatten.

Despite the presence of a difficult market environment for ARMS, we took several steps to limit prepayment risk and improve performance to the Fund. We continued to emphasize "seasoned" ARMS as the core holdings in our portfolio. Seasoned ARMS are typically less prepayment sensitive to a major refinancing wave for several reasons. First, many seasoned ARMS were originated with interest rates much higher than their current interest rate. As a result, mortgage payments of these ARMS today are less than at origination. Second, homeowners with seasoned adjustable rate mortgages have had numerous opportunities to refinance in even lower interest rate environments. Finally, seasoned ARMS typically have smaller loan balances. Consequently, refinancing into a fixed-rate mortgage offers very little in savings, which reduces the incentive to refinance. Our strategy has proven successful, as the prepayments of our seasoned ARMS holdings have been quite stable. During the period, we took advantage of the widening between the London Interbank Offered Rate (LIBOR) curve and US Treasury curve, by increasing our holdings of LIBOR and certificates of deposit indexed ARMS. At May 31, 1998, LIBOR ranged from 43 basis points to 68 basis points more than similar maturity Treasury rates. These strategies helped to stabilize the Fund's total return in a difficult market environment.

Looking ahead, we expect ARMS to perform well as prepayments begin to decline. By May 31, 1998, the Mortgage Bankers Association Refinance Index had fallen by roughly two-thirds from its peak in mid-January 1998. We expect this to translate into slower ARMS prepayment speeds. In addition, the decline in interest rates is likely to cause ARMS coupons to reset slightly downward. We believe this provides an additional incentive for homeowners to refrain from refinancing, the result of their mortgage payments moving lower. Finally, a positive technical situation has developed in the ARMS market. The recent refinancing wave has caused the origination and outstanding availability of ARMS to decline significantly. According to the Federal Home Loan Mortgage Corporation, just 5% of the mortgages originated so far in 1998 are ARMS. As such, we believe there is a tremendous opportunity for ARMS yield spreads to narrow and prices to rise in the second half of 1998.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to discussing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



June 30, 1998




Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998


PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shares compared to growth of an investment in the Lehman Brothers Short Government Index (1-2 Years) and the Six-Month Treasury Bill Index:


                                             10/21/94**      5/98

ML Adjustable Rate Securities Fund++--
Class A Shares*                              $ 9,600        $12,164
ML Adjustable Rate Securities Fund++--
Class C Shares*                              $10,000        $12,269
Lehman Brothers Short Government
Index (1-2 years) ++++--                     $10,000        $12,623
Six-Month Treasury Bill Index++++++--        $10,000        $12,144


A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Short Government Index (1-2 Years) and the Six-Month Treasury Bill Index:

Beginning and ending values are:


                                              8/2/91**       5/98
ML Adjustable Rate Securities Fund++--
Class B Shares*                              $ 9,600        $13,361
ML Adjustable Rate Securities Fund++--
Class D Shares*                              $10,000        $13,283
Lehman Brothers Short Government
Index (1-2 years) ++++--                     $10,000        $14,995
Six-Month Treasury Bill Index++++++--        $10,000        $13,800


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of operations.
    ++ML Adjustable Rate Securities Fund, Inc. invests primarily in adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.
  ++++This unmanaged Index is comprised of all US Government agency and Treasury securities with maturities of one to two years. ++++++This unmanaged Index is comprised of all US Treasury bills maturing in up to six months.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                         +6.42%         +2.16%
Inception (10/21/94) through 3/31/98       +6.89          +5.63

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/98                         +5.49%         +1.49%
Five Years Ended 3/31/98                   +4.56          +4.56
Inception (8/2/91) through 3/31/98         +4.37          +4.37

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/98                         +5.46%         +4.46%
Inception (10/21/94) through 3/31/98       +5.97          +5.97

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                         +6.04%         +1.80%
Five Years Ended 3/31/98                   +5.08          +4.23
Inception (8/2/91) through 3/31/98         +4.89          +4.24

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                              Since        Standardized
                                                                12 Month       3 Month      Inception      30-Day Yield
                                                              Total Return   Total Return  Total Return   As of 5/31/98
ML Adjustable Rate Securities Fund, Inc. Class A Shares          +5.66%         +1.12%        +26.72%          5.23%
ML Adjustable Rate Securities Fund, Inc. Class B Shares          +4.85          +0.92         +33.61           4.67
ML Adjustable Rate Securities Fund, Inc. Class C Shares          +4.71          +0.91         +22.69           4.63
ML Adjustable Rate Securities Fund, Inc. Class D Shares          +5.40          +1.16         +38.36           4.98

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class C Shares, 10/21/94; and Class B and Class D Shares, 8/2/91.



SCHEDULE OF INVESTMENTS
                                      Face                                                                   Value    Percent of
               Index                 Amount                 Issue                             Cost         (Note 1a)  Net Assets
Adjustable     Certificate of     $ 3,281,234  Federal National Mortgage Association,
Rate*          Deposit Indexed                 #307622, 7.399% due 4/01/2023              $  3,373,935    $  3,430,432    3.12%
Mortgage-      Obligations
Backed
Obligations**
               Constant Maturity               Federal Home Loan Mortgage Corporation:
               Treasury Indexed     1,795,843     #645073, 7.732% due 5/01/2015              1,826,148       1,861,140    1.69
               Obligations          1,133,885     #607129, 7.444% due 1/01/2016              1,169,212       1,161,165    1.05
                                    5,464,518     #840032, 7.359% due 1/01/2019              5,675,867       5,664,301    5.16
                                    2,982,853     #606108, 7.745% due 9/01/2019              3,041,326       3,116,604    2.84
                                    2,055,487     #775194, 7.104% due 3/01/2020              2,060,955       2,122,290    1.93
                                       64,255     #785173, 7.365% due 8/01/2020                 65,741          65,791    0.06
                                    2,318,413     #845139, 7.801% due 3/01/2022              2,352,972       2,436,861    2.22
                                    3,913,087     #845535, 7.851% due 10/01/2023             3,987,136       4,079,495    3.72
                                    6,240,135     #755170, 7.487% due 8/01/2031              6,450,740       6,487,806    5.91
                                               Federal National Mortgage Association:
                                    5,787,684     #70169, 7.29% due 12/01/2018               6,033,238       5,983,018    5.45
                                    3,421,940     #142069, 7.25% due 12/01/2021              3,492,517       3,563,095    3.25
                                    1,874,347     #139312, 7.64% due 12/01/2021              1,954,194       1,953,126    1.78
                                    1,166,293     #181278, 7.498% due 9/01/2022              1,195,274       1,203,469    1.10
                                    3,231,619     #200009, 7.566% due 2/01/2023              3,243,252       3,372,001    3.07
                                    3,924,205     #291252, 8.047% due 8/01/2024              3,973,835       4,049,309    3.69
                                      446,233     #309653, 7.37% due 5/01/2025                 456,657         455,715    0.41
                                      902,225     #324905, 7.558% due 9/01/2025                911,276         932,862    0.85
                                    5,197,941  Prudential Home Mortgage Securities
                                               Company, Inc., REMIC (a) 92-35-A1,
                                               8.092% due 11/25/2022                         5,327,889       5,303,906    4.83

               Cost of Funds        2,800,899  DLJ Mortgage Acceptance Corp., REMIC
               Indexed                         (a) 91-6-A1, 7.831% due 9/25/2021             2,848,820       2,777,266    2.53
               Obligations          4,038,155  Federal National Mortgage Association,

               London Interbank                #305729, 7.932% due 2/01/2025                 4,156,799       4,200,327    3.83
               Offered Rate        15,005,815  Resolution Trust Corporation, REMIC
               Indexed                         (a), 92-C1-B, 7.687% due 8/25/2023           14,452,738      15,005,815   13.67
               Obligations          7,883,758  Resolution Trust Corporation, REMIC
                                               (a), 92-C8-A2, 7.037% due 12/25/2023          7,925,946       7,903,467    7.20

                                               Total Investments in Adjustable Rate
                                               Mortgage-Backed Obligations                  85,976,467      87,129,261   79.36


Derivative                          9,020,944  Capstead Mortgage Securities
Mortgage-                                      Corporation II, REMIC (a) 93-2I-A3,
Backed                                         0.50% due 9/25/2023                             173,590          74,152    0.07
Obligations**                      41,954,529  DLJ Mortgage Acceptance Corp.,
--Interest                                     REMIC (a) 92-6-A1, 0.65% due 7/25/2022          643,574         318,225    0.29
Only (b)                               58,134  Federal Home Loan Mortgage Corporation,
                                               REMIC (a)(c) 92-1363-C, 333% due
                                               8/15/2022                                     1,048,441         527,155    0.48
                                               Sears Mortgage Securities Corp.,
                                               REMIC (a):
                                        3,065     91-K-A4, 5,774% due 9/25/2021                425,146         279,731    0.25
                                   21,710,984     92-12-A3, 0.49% due 7/25/2022                270,676         217,110    0.20

                                               Total Investments in Derivative
                                               Mortgage-Backed Obligations--
                                               Interest Only                                 2,561,427       1,416,373    1.29


Fixed Rate                          1,713,745  Federal National Mortgage Association,
Mortgage-Backed                                #201892, 8.50% due 9/01/2011                  1,793,138       1,768,190    1.61
Obligations**
                                               Total Investments in Fixed Rate
                                               Mortgage-Backed Obligations                   1,793,138       1,768,190    1.61


                                               Total Investments in Mortgage-Backed
                                               Obligations                                  90,331,032      90,313,824   82.26



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998


SCHEDULE OF INVESTMENTS (concluded)
                                      Face                                                                   Value    Percent of
                                     Amount                 Issue                             Cost         (Note 1a)  Net Assets
US Government                     $ 8,000,000  Federal Home Loan Mortgage Corporation,
Agency Obligations                             6.54% due 5/19/2000                        $  8,122,796    $  8,045,600    7.33%

                                               Total Investments in US Government
                                               Agency Obligations                            8,122,796       8,045,600    7.33


US Government                       5,000,000  United States Treasury Notes, 5.50%
Obligations                                    due 2/29/2000                                 4,995,313       4,995,300    4.55

                                               Total Investments in US Government
                                               Obligations                                   4,995,313       4,995,300    4.55


Short-Term     Repurchase           5,497,000  Nikko Securities International, Inc.,
Securities     Agreements***                   purchased on 5/29/1998 to yield 5.60%
                                               to 6/01/1998                                  5,497,000       5,497,000    5.00

                                               Total Short-Term Securities                   5,497,000       5,497,000    5.00


                                               Total Investments                          $108,946,141     108,851,724   99.14
                                                                                          ============
                                               Other Assets Less Liabilities                                   939,946    0.86
                                                                                                          ------------  -------
                                               Net Assets                                                 $109,791,670  100.00%
                                                                                                          ============  =======



              *Adjustable Rate Obligations have coupon rates which reset periodically.
             **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
            ***Repurchase Agreements are fully collateralized by US Government &
               Agency Obligations.
            (a)Real Estate Mortgage Investment Conduits (REMIC).
            (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
            (c)Adjustable rate coupon that resets inversely to changes in the
               London Interbank Offered Rate.



               See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998


STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1998
Assets:             Investments, at value (identified cost--$108,946,141) (Note 1a)                         $108,851,724
                    Receivables:
                      Interest                                                             $    748,986
                      Principal paydowns                                                        719,546
                      Capital shares sold                                                       158,728        1,627,260
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          80,155
                                                                                                            ------------
                    Total assets                                                                             110,559,139
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   395,794
                      Dividends to shareholders (Note 1g)                                       141,168
                      Distributor (Note 2)                                                       61,560
                      Investment adviser (Note 2)                                                46,792          645,314
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       122,155
                                                                                                            ------------
                    Total liabilities                                                                            767,469
                                                                                                            ------------
Net Assets:         Net assets                                                                              $109,791,670
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $     11,140
                    Class B Common Stock, $0.10 par value, 600,000,000
                    shares authorized                                                                            888,170
                    Class C Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             46,277
                    Class D Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                            200,411
                    Paid-in capital in excess of par                                                         143,752,224
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                 (35,012,135)
                    Unrealized depreciation on investments--net                                                  (94,417)
                                                                                                            ------------
                    Net assets                                                                              $109,791,670
                                                                                                            ============

Net Asset           Class A--Based on net assets of $1,070,654 and 111,404
Value:              shares outstanding                                                                      $       9.61
                                                                                                            ============
                    Class B--Based on net assets of $85,093,922 and 8,881,698
                    shares outstanding                                                                      $       9.58
                                                                                                            ============
                    Class C--Based on net assets of $4,434,496 and 462,766
                    shares outstanding                                                                      $       9.58
                                                                                                            ============
                    Class D--Based on net assets of $19,192,598 and 2,004,113
                    shares outstanding                                                                      $       9.58
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998


STATEMENT OF OPERATIONS
                    For the Year Ended May 31, 1998
Investment Income   Interest and discount earned, net of premium amortization                               $  8,179,160
(Note 1e):                                                                                                  ------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $    698,910
                    Investment advisory fees (Note 2)                                           593,905
                    Transfer agent fees--Class B (Note 2)                                       104,074
                    Accounting services (Note 2)                                                102,693
                    Registration fees (Note 1f)                                                  89,405
                    Professional fees                                                            70,466
                    Printing and shareholder reports                                             65,122
                    Account maintenance fees--Class D (Note 2)                                   48,385
                    Account maintenance and distribution fees--Class C (Note 2)                  43,254
                    Directors' fees and expenses                                                 32,832
                    Custodian fees                                                               23,383
                    Transfer agent fees--Class D (Note 2)                                        17,188
                    Transfer agent fees--Class C (Note 2)                                         5,290
                    Pricing fees                                                                  2,797
                    Transfer agent fees--Class A (Note 2)                                           735
                    Other                                                                        15,336
                                                                                           ------------
                    Total expenses                                                                             1,913,775
                                                                                                            ------------
                    Investment income--net                                                                     6,265,385
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (299,001)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                          (180,061)
Loss on                                                                                                     ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,786,323
(Notes 1c, 1e & 3):                                                                                         ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Year Ended May 31,
                    Increase (Decrease) in Net Assets:                                          1998            1997
Operations:         Investment income--net                                                 $  6,265,385     $  7,440,768
                    Realized loss on investments--net                                          (299,001)      (1,901,359)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (180,061)       3,283,381
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,786,323        8,822,790
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                   (49,343)         (21,887)
(Note 1g):            Class B                                                                (4,834,537)      (6,440,557)
                      Class C                                                                  (278,673)        (200,022)
                      Class D                                                                (1,102,832)        (758,871)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (6,265,385)      (7,421,337)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (14,637,054)     (30,039,497)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (15,116,116)     (28,638,044)
                    Beginning of year                                                       124,907,786      153,545,830
                                                                                           ------------     ------------
                    End of year                                                            $109,791,670     $124,907,786
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998



FINANCIAL HIGHLIGHTS
                                                                                             Class A
                                                                                                                For the
                    The following per share data and ratios have                                                Period
                    been derived from information provided in the                                               Oct. 21,
                    financial statements.                                                                      1994++ to
                                                                                For the Year Ended May 31,      May 31,
                    Increase (Decrease) in Net Asset Value:                  1998        1997+++++    1996+++++   1995
Per Share           Net asset value, beginning of period                  $    9.65   $    9.54    $    9.55   $    9.46
Operating                                                                 ---------   ---------    ---------   ---------
Performance:          Investment income--net                                    .57         .59          .56         .36
                      Realized and unrealized gain (loss) on
                      investments--net                                         (.04)        .10          .03         .09
                                                                          ---------   ---------    ---------   ---------
                    Total from investment operations                            .53         .69          .59         .45
                                                                          ---------   ---------    ---------   ---------
                    Less dividends from investment income--net                 (.57)       (.58)        (.60)       (.36)
                                                                          ---------   ---------    ---------   ---------
                    Net asset value, end of period                        $    9.61   $    9.65    $    9.54   $    9.55
                                                                          =========   =========    =========   =========

Total Investment    Based on net asset value per share                        5.66%       7.48%        6.41%       4.85%+++
Return:**                                                                 =========   =========    =========   =========

Ratios to Average   Expenses                                                   .92%        .89%         .81%        .87%*
Net Assets:                                                               =========   =========    =========   =========
                    Investment income--net                                    5.93%       6.13%        6.20%       6.18%*
                                                                          =========   =========    =========   =========

Supplemental        Net assets, end of period (in thousands)              $   1,071    $    265     $    281    $    345
Data:                                                                     =========   =========    =========   =========
                    Portfolio turnover                                       47.55%      18.48%       25.30%     102.55%
                                                                          =========   =========    =========   =========



                    The following per share data and ratios have
                    been derived from information provided in the
                    financial statements.                                                   Class B
                                                                                   For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:         1998     1997+++++  1996+++++     1995       1994
Per Share           Net asset value, beginning of year           $    9.62   $    9.53  $    9.56  $    9.53   $    9.76
Operating                                                        ---------   ---------  ---------  ---------   ---------
Performance:          Investment income--net                           .50         .51        .52        .46         .32
                      Realized and unrealized gain (loss) on
                      investments--net                                (.04)        .09       (.02)       .04        (.24)
                                                                 ---------   ---------  ---------  ---------   ---------
                    Total from investment operations                   .46         .60        .50        .50         .08
                                                                 ---------   ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.50)       (.51)      (.53)      (.47)       (.31)
                                                                 ---------   ---------  ---------  ---------   ---------
                    Net asset value, end of year                 $    9.58   $    9.62  $    9.53  $    9.56   $    9.53
                                                                 =========   =========  =========  =========   =========

Total Investment    Based on net asset value per share               4.85%       6.44%      5.34%      5.48%        .77%
Return:**                                                        =========   =========  =========  =========   =========

Ratios to           Expenses                                         1.70%       1.65%      1.59%      1.59%       1.46%
Average                                                          =========   =========  =========  =========   =========
Net Assets:         Investment income--net                           5.19%       5.35%      5.45%      4.88%       3.20%
                                                                 =========   =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)       $  85,094   $ 106,061  $ 137,387  $ 202,334   $ 374,376
Data:                                                            =========   =========  =========  =========   =========
                    Portfolio turnover                              47.55%      18.48%     25.30%    102.55%      60.38%
                                                                 =========   =========  =========  =========   =========


                                                                                             Class C
                                                                                                                For the
                    The following per share data and ratios have                                                Period
                    been derived from information provided in the                                               Oct. 21,
                    financial statements.                                                                      1994++ to
                                                                                For the Year Ended May 31,       May 31,
                    Increase (Decrease) in Net Asset Value:                  1998       1997+++++    1996+++++    1995
Per Share           Net asset value, beginning of period                  $    9.63   $    9.53    $    9.56   $    9.46
Operating                                                                 ---------   ---------    ---------   ---------
Performance:          Investment income--net                                    .49         .50          .48         .31
                      Realized and unrealized gain (loss) on
                      investments--net                                         (.05)        .11          .01         .10
                                                                          ---------   ---------    ---------   ---------
                    Total from investment operations                            .44         .61          .49         .41
                                                                          ---------   ---------    ---------   ---------
                    Less dividends from investment income--net                 (.49)       (.51)        (.52)       (.31)
                                                                          ---------   ---------    ---------   ---------
                    Net asset value, end of period                        $    9.58   $    9.63    $    9.53   $    9.56
                                                                          =========   =========    =========   =========

Total Investment    Based on net asset value per share                        4.71%       6.51%        5.30%       4.47%+++
Return:**                                                                 =========   =========    =========   =========

Ratios to Average   Expenses                                                  1.74%       1.70%        1.57%       1.68%*
Net Assets:                                                               =========   =========    =========   =========
                    Investment income--net                                    5.15%       5.34%        5.40%       5.51%*
                                                                          =========   =========    =========   =========

Supplemental        Net assets, end of period (in thousands)              $   4,434   $   5,315    $   3,078   $   1,409
Data:                                                                     =========   =========    =========   =========
                    Portfolio turnover                                       47.55%      18.48%       25.30%     102.55%
                                                                          =========   =========    =========   =========


                  ++Commencement of operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998



FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data and ratios
                    have been derived from information provided
                    in the financial statements.                                        Class D
                                                                               For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:         1998      1997+++     1996+++     1995       1994
Per Share           Net asset value, beginning of year           $    9.62   $    9.52  $    9.55  $    9.53   $    9.76
Operating                                                        ---------   ---------  ---------  ---------   ---------
Performance:          Investment income--net                           .55         .57        .56        .51         .37
                      Realized and unrealized gain (loss)
                      on investments--net                             (.04)        .09       (.01)       .03        (.24)
                                                                 ---------   ---------  ---------  ---------   ---------
                    Total from investment operations                   .51         .66        .55        .54         .13
                                                                 ---------   ---------  ---------  ---------   ---------
                    Less dividends from investment
                    income--net                                       (.55)       (.56)      (.58)      (.52)       (.36)
                                                                 ---------   ---------  ---------  ---------   ---------
                    Net asset value, end of year                 $    9.58   $    9.62  $    9.52  $    9.55   $    9.53
                                                                 =========   =========  =========  =========   =========

Total Investment    Based on net asset value per share               5.40%       7.11%      5.91%      5.91%       1.28%
Return:*                                                         =========   =========  =========  =========   =========

Ratios to           Expenses                                         1.18%       1.13%      1.06%      1.08%        .96%
Average                                                          =========   =========  =========  =========   =========
Net Assets:         Investment income--net                           5.70%       5.87%      5.98%      5.44%       3.69%
                                                                 =========   =========  =========  =========   =========

Supplemental        Net assets, end of year (in thousands)       $  19,193   $  13,267  $  12,800  $  16,993   $  23,043
Data:                                                            =========   =========  =========  =========   =========
                    Portfolio turnover                              47.55%      18.48%     25.30%    102.55%      60.38%
                                                                 =========   =========  =========  =========   =========


                   *Total investment returns exclude the effects of sales loads.
                 +++Based on average shares outstanding.


                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written on mortgage-backed securities and other securities of the Fund which are traded on exchanges are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Financial futures contracts and options thereon, which are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.




Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998




NOTES TO FINANCIAL STATEMENTS (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.50%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account      Distribution
                                 Maintenance Fee      Fee

Class B                                0.25%          0.50%
Class C                                0.25%          0.55%
Class D                                0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended May 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                       MLFD         MLPF&S

Class D                               $1,219        $13,008


For the year ended May 31, 1998, MLPF&S received contingent deferred sales charges of $111,552 and $7,199 relating to transactions in Class B and Class C Shares, respectively.

For the year ended May 31, 1998, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $1,404 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1998 were $53,805,960 and $71,438,929, respectively.

Net realized losses for the year ended May 31, 1998 and unrealized losses as of May 31, 1998 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $  (299,001)   $    (94,417)
                                 -----------    ------------
Total                            $  (299,001)   $    (94,417)
                                 ===========    ============


As of May 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $94,417, of which $1,342,652 related to appreciated securities and $1,437,069 related to depreciated securities. The aggregate cost of investments at May 31, 1998 for Federal income tax purposes was $108,946,141.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $14,637,054 and $30,039,497 for the years ended May 31, 1998 and
May 31, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                        Dollar
Ended May 31, 1998                  Shares         Amount

Shares sold                          771,140   $   7,441,376
Shares issued to shareholders
in reinvestment of dividends           3,289          31,720
                                ------------   -------------
Total issued                         774,429       7,473,096
Shares redeemed                     (690,516)     (6,662,852)
                                ------------   -------------
Net increase                          83,913   $     810,244
                                ============   =============


Class A Shares for the Year                        Dollar
Ended May 31, 1997                  Shares         Amount

Shares sold                          965,067   $   9,288,059
Shares issued to shareholders
in reinvestment of dividends             347           1,950
                                ------------   -------------
Total issued                         965,414       9,290,009
Shares redeemed                     (967,393)     (9,308,472)
                                ------------   -------------
Net decrease                          (1,979)  $     (18,463)
                                ============   =============



Class B Shares for the Year                         Dollar
Ended May 31, 1998                  Shares          Amount

Shares sold                        4,070,396   $  39,158,320
Shares issued to shareholders
in reinvestment of dividends         297,976       2,866,127
                                ------------   -------------
Total issued                       4,368,372      42,024,447
Automatic conversion of shares       (19,534)       (187,749)
Shares redeemed                   (6,489,984)    (62,440,387)
                                ------------   -------------
Net decrease                      (2,141,146)  $ (20,603,689)
                                ============   =============



Class B Shares for the Year                         Dollar
Ended May 31, 1997                  Shares          Amount

Shares sold                        5,764,174   $  58,529,269
Shares issued to shareholders
in reinvestment of dividends         674,713       3,158,743
                                ------------   -------------
Total issued                       6,438,887      61,688,012
Automatic conversion of shares       (51,870)       (497,629)
Shares redeemed                   (9,786,009)    (93,754,680)
                                ------------   -------------
Net decrease                      (3,398,992)  $ (32,564,297)
                                ============   =============



Class C Shares for the Year                         Dollar
Ended May 31, 1998                  Shares          Amount

Shares sold                        1,544,770   $  14,865,849
Shares issued to shareholders
in reinvestment of dividends          22,757         219,003
                                ------------   -------------
Total issued                       1,567,527      15,084,852
Shares redeemed                   (1,656,902)    (15,944,236)
                                ------------   -------------
Net decrease                         (89,375)  $    (859,384)
                                ============   =============



Class C Shares for the Year                         Dollar
Ended May 31, 1997                  Shares          Amount

Shares sold                        1,790,501   $  17,211,671
Shares issued to shareholders
in reinvestment of dividends          14,275         121,539
                                ------------   -------------
Total issued                       1,804,776      17,333,210
Shares redeemed                   (1,575,517)    (15,123,053)
                                ------------   -------------
Net increase                         229,259   $   2,210,157
                                ============   =============



Class D Shares for the Year                         Dollar
Ended May 31, 1998                  Shares          Amount

Shares sold                        1,464,082   $  14,083,453
Automatic conversion of shares        19,536         187,749
Shares issued to shareholders
in reinvestment of dividends          86,838         834,918
                                ------------   -------------
Total issued                       1,570,456      15,106,120
Shares redeemed                     (945,839)     (9,090,345)
                                ------------   -------------
Net increase                         624,617   $   6,015,775
                                ============   =============




Merrill Lynch Adjustable Rate Securities Fund, Inc., May 31, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Year                         Dollar
Ended May 31, 1997                  Shares          Amount

Shares sold                        2,480,241   $  23,652,524
Automatic conversion of shares        51,874         497,629
Shares issued to shareholders
in reinvestment of dividends          45,009         431,306
                                ------------   -------------
Total issued                       2,577,124      24,581,459
Shares redeemed                   (2,542,227)    (24,248,353)
                                ------------   -------------
Net increase                          34,897   $     333,106
                                ============   =============


5. Capital Loss Carryforward:
At May 31, 1998, the Fund had a net capital loss carryforward of approximately $34,578,000, of which $20,978,000 expires in 2002, $3,888,000 expires in 2003, $7,641,000 expires in 2004, $251,000 expires in 2005 and $1,820,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Adjustable Rate Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Adjustable Rate Securities Fund, Inc. as of May 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Adjustable Rate Securities Fund, Inc. as of May 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 7, 1998
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid monthly by Merrill Lynch Adjustable Rate Securities Fund, Inc. during the fiscal year ended May 31, 1998 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed to the right are the percentages of total assets of the Fund invested in Federal Obligations as of the end of each quarter of the fiscal year:


                                           Percentage of
For the Quarter Ended                   Federal Obligations*

August 31, 1997                                3.54%
November 30, 1997                              4.00%
February 28, 1998                              4.48%
May 31, 1998                                   4.52%


Of the Fund's ordinary income dividends paid during the fiscal year ended May 31, 1998, 4.65% was attributable to Federal Obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal Obligations include US
 Treasury Notes, US Treasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.